UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2018

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The information in Item 7.01 of this Report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 20, 2018, Timothy S. Nicholls, age 56, has been appointed Senior Vice President and Chief Financial Officer of International Paper Company (the “Company”), a position he previously held from December 2007 through November 2011. Mr. Nicholls currently serves as Senior Vice President – Industrial Packaging the Americas, a position he has held since November 2014, immediately prior to which he served as Senior Vice President – Printing & Communications Papers the Americas from November 2011. In 1991, he joined Union Camp Corporation, which was acquired by the Company in 1999.

There have been no transactions since the beginning of IP’s last fiscal year, and there are no currently proposed transactions, in which IP was or is to be a participant and in which Mr. Nicholls (or any member of his immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The new appointment of Mr. Nicholls was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of IP acting in his or her official capacity. In his new position, Mr. Nicholls will be compensated in accordance with previously disclosed compensation programs for IP’s non-CEO executive officers.

Glenn R. Landau will no longer serve as Senior Vice President and Chief Financial Officer, effective June 20, 2018, and is leaving the Company for personal reasons. Mr. Landau’s departure is not related to any disagreement with the Company regarding any strategic, financial, accounting or other business matter.

SECTION 7. REGULATION FD.

Item 7.01. Regulation FD Disclosure.

Effective June 20, 2018:

•	Jean-Michel Ribieras, age 55, has been appointed Senior Vice President – Industrial Packaging the Americas. Mr. Ribieras currently serves as Senior Vice President – Global Cellulose Fibers, a position he has held since July 2016. He previously served as Senior Vice President – President, IP Europe, Middle East, Africa & Russia from 2013 until June 2016, and President – IP Latin America from 2009 until 2013. Mr. Ribieras joined the Company in 1993.

•	Catherine I. Slater, age 55, has been appointed Senior Vice President – Global Cellulose Fibers. Ms. Slater has been a Senior Vice President of the Company since December 2016, when she joined the Company from Weyerhaeuser Company effective upon the completion of the acquisition of Weyerhaeuser’s cellulose fibers business (which she previously led). From the time she joined the Company, she served as Senior Vice President – Consumer Packaging until the transfer of that business to Graphic Packaging at the end of 2017. Ms. Slater’s 24-year career with Weyerhaeuser included leadership roles in manufacturing, printing papers, consumer products, wood products, distribution and the cellulose fibers business.

On June 20, 2018, the Company issued a press release announcing the officer departure and appointments described above under Items 5.02 and 7.01. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release of International Paper Company dated June 20, 2018.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of International Paper Company dated June 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: June 20, 2018	By:	/s/ SHARON R. RYAN
Name: Sharon R. Ryan
Title: Senior Vice President, General Counsel and Corporate Secretary

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